UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2008 (March 27, 2008)

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
10375 Professional Circle Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant's telephone number including area code: (888) 682-6671
9790 Gateway Drive Reno, Nevada 89521 (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On March 27, 2008, Employers Holdings, Inc. (the "Company") and Wells Fargo Bank, National Association ("Wells Fargo") executed a credit agreement (the "Credit Agreement'') and revolving line of credit note (the "Note," and together with the Credit Agreement, the "Credit Facility"), each dated March 26, 2008, for a $50.0 million line of credit, the proceeds of which can be used by the Company for general working capital purposes.  Any advances made under the Credit Facility must be repaid by March 26, 2011.  Amounts outstanding under the Credit Facility bear interest at a rate equal to, at the Company's option, (i) Wells Fargo's prime rate or (ii) a fixed rate that is 0.30% above the LIBOR Rate then in effect.  The "LIBOR Rate" is the rate per annum (rounded upward, if necessary) equal to the quotient of (x) the rate quoted by Wells Fargo as the Inter-Bank Marked Offered Rate over (y) 100% minus the reserve percentage prescribed by the Board of Governors of the Federal Reserve System for "Eurocurrency Liabilities."  In addition, the Company is required to pay a quarterly commitment fee equal to 0.10% on any portion of the line of credit that is unused.

The Credit Facility is secured by a custody account maintained by the Company with Wells Fargo containing government, agency and municipal bonds with an aggregate par value of $55.0 million.  The Credit Facility contains customary representations and warranties, as well as customary events of default and affirmative and negative covenants.  The Credit Facility does not require the Company to comply with any financial covenants, such as the maintenance of certain financial ratios.

The foregoing description of the Credit Agreement and the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement and the Note, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are hereby incorporated into this report by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

99.1	Credit Agreement, dated March 26, 2008, between Employers Holdings, Inc. and Wells Fargo Bank, National Association.
99.2	Revolving Line of Credit Note, dated March 26, 2008, between Employers Holdings, Inc. and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief
Legal Officer and General Counsel

Dated:                      March 31, 2008

Exhibit Index

Exhibit No.	Exhibit
10.1	Credit Agreement, dated March 26, 2008, between Employers Holdings, Inc. and Wells Fargo Bank, National Association.
10.2	Revolving Line of Credit Note, dated March 26, 2008, between Employers Holdings, Inc. and Wells Fargo Bank, National Association.